UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 30, 2004


                                AUTEO MEDIA, INC.
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)

             NEVADA                     0-27229                   88-0409163
________________________________________________________________________________
(State or other jurisdiction of     Commission file number     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               4181 NORFOLK AVENUE
                    BURNABY, BRITISH COLUMBIA, CANADA V6C 3A6
                    _________________________________________
                    (Address of principal executive offices)

                                  604.682.3757
                            _________________________
                           (Issuer's telephone number)



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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

On June 30, 2004, Donald Bell resigned as an officer and director of the Company. There was no disagreement between Mr. Bell and the Company on any matter relating to the Company's operations, policies and practices. With the resignation of Mr. Bell, Michael W. Kinley is the sole remaining director of the Company.

Mr. Kinley had been appointed the Company's President on December 12, 2003. Mr. Bell was the Company's President from September 5, 2002 until December 12, 2003 and from September 5, 2002, he had been the Company's Chief Executive Officer and sole director. Mr. Bell was also appointed the Company's Secretary and Chief Financial Officer on September 10, 2002.

                                  SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



AUTEO MEDIA, INC.

By:/s/ MICHAEL W. KINLEY
   ___________________________
   Michael W. Kinley
   President and Director

June 30, 2004